SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT - October 2, 2007

(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: (973) 994-3999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 2, 2007, Columbia Laboratories, Inc. (the “Company”), issued a press release entitled, “Vaginal Progesterone Gel May Improve Infant Outcomes and Reduce the Rate of Preterm Birth in Women with a Short Cervix in Mid-Pregnancy.” A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated October 2, 2007, entitled “Vaginal Progesterone Gel May Improve Infant Outcomes and Reduce the Rate of Preterm Birth in Women with a Short Cervix in Mid-Pregnancy.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2007

COLUMBIA LABORATORIES, INC.

By:	/S/ Michael McGrane
Michael McGrane Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 2, 2007, entitled “Vaginal Progesterone Gel May Improve Infant Outcomes and Reduce the Rate of Preterm Birth in Women with a Short Cervix in Mid-Pregnancy.”